Exhibit 10.43

THIRD AMENDMENT TO SUBLEASE

THIS THIRD AMENDMENT TO SUBLEASE (this “Third Amendment”), dated August 18, 2006, is entered into by and between DIADEXUS, INC., a Delaware corporation (“Sublandlord”), and MONOGRAM BIOSCIENCES, INC., a Delaware corporation (“Subtenant”).

RECITALS

A. Sublandlord and Subtenant entered into that certain Sublease dated June 1, 2002 (the “Original Sublease”), as amended by that certain First Amendment to Sublease dated August 21, 2003 and that certain Second Amendment to Sublease dated October 1, 2004 (together with the Original Sublease, the “Sublease”), pursuant to which Sublandlord subleased to Subtenant, and Subtenant subleased from Sublandlord, certain Sublease Premises in a building located at 343 Oyster Point Boulevard, South San Francisco, California.

B. Capitalized terms not otherwise defined herein are used as defined in the Sublease.

C. Sublandlord and Subtenant desire to amend the Sublease as set forth herein.

NOW, THEREFORE, in consideration of the mutual covenants and conditions contained herein, Sublandlord and Subtenant covenant and agree as follows:

AGREEMENT

1. Expansion of Sublease Premises. Effective as of August 31, 2006 (“Expansion Date”), the Sublease Premises as defined in the Sublease are expanded to include the additional approximately 598 square feet designated on Exhibit A-1 attached hereto and incorporated herein by reference (“Expansion Premises”). Subtenant is accepting the Expansion Premises AS IS and WITH ALL FAULTS. Subtenant and acknowledges and agrees that Sublandlord is not agreeing hereunder to make any alterations or modifications within the Expansion Premises.

2. Base Rent. Effective as of the Expansion Date, monthly Base Rent for the Expansion Premises shall be as follows:

Period	Base Rent for Expansion Premises
Expansion Date - December 31, 2006	$1,441.18

In the event Subtenant extends the term of the Sublease, then monthly Base Rent for the Expansion Premises during the extended term shall be as follows:

Period	Base Rent for Expansion Premises
January 1, 2007 – June 30, 2007	$1,441.18
July 1, 2007 – December 31, 2007	$1,483.04

1.

3. Additional Rent. Commencing as of the Expansion Date, Subtenant’s proportionate share of Basic Operating Costs shall be appropriately adjusted to reflect the expansion of the Sublease Premises.

4. Broker. Each party hereto represents and warrants that it has dealt with no brokers in connection with this Third Amendment, and shall indemnify, protect, defend and hold the other harmless from all costs and expenses (including reasonable attorney’s fees) arising from a breach of the foregoing representation and warranty.

5. Full Force and Effect. Except as expressly amended hereby, the Sublease remains in full force and effect.

6. Counterparts. This Third Amendment may be executed in counterparts, each of which shall be an original, but all of which shall constitute a single agreement.

7. Effectiveness. This Third Amendment shall not be effective until signed by Master Landlord in the space set forth for that purpose below.

IN WITNESS WHEREOF, the parties here caused this Third Amendment to be duly executed by their respective authorized officers as of the date first written above.

SUBLANDLORD:	DIADEXUS, INC., a Delaware corporation

	By:	/s/ P. Plewman
	Its	PRESIDENT & CEO
	Name	P. PLEWMAN

SUBTENANT:	MONOGRAM BIOSCIENCEs, INC.,
a Delaware corporation

	By:	/s/ William D. Young
	Name:	William D. Young
	Its:	CEO

2.

The undersigned, Master Landlord under the Master Lease, hereby consents to the foregoing Third Amendment.

MASTER LANDLORD:	ARE-TECHNOLOGY CENTER SSF, LLC,
a Delaware limited liability company

	By:	ALEXANDRIA REAL ESTATE EQUITIES, L.P., a Delaware limited partnership, Managing Member

		By:	ARE-QS CORP., a Maryland corporation, General Partner

By:
Name:
Its:

3.

Third Amendment to Sublease

Exhibit A-1

b.    Rent

a.	Base rent. Subtenant shall pay to Sublandlord monthly base rent in an amount as follows:

Jan 1, 2007 - June 30, 2007	$66,569.00	($2.41/square foot)
Jul 1, 2007 - Dec 31, 2007	$68,602.00	($2.48/square foot)

Subtenant: Monogram Biosciences. Inc.

By:	/s/ AG Merriweather

Title:	CFO

Date:	9/22/06

ACKNOWLEDGED Sublandlord: DiaDexus, Inc.

By:	/s/ Patrick Plewman

Title:	President & CEO

Date:	9/28/06